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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-88921) pertaining to the Panavision Inc. Stock Option Plan of our report dated February 14, 2001, with respect to the consolidated financial statements and schedule of Panavision Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                               ERNST & YOUNG LLP

Los Angeles, California
March 28, 2001